UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2007

HINES HORTICULTURE, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-24439	33-0803204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12621 Jeffrey Road, Irvine, California 92620
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 559-4444

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(  ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(  ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 13, 2007, Hines Horticulture, Inc. (“Hines” or the “Company”) received a Nasdaq Staff Determination Letter indicating that Hines’ failure to maintain the minimum $10,000,000 stockholders’ equity requirement set forth in Marketplace Rule 4450(a)(3) for continued listing on The Nasdaq Global Market serves as an additional basis for the delisting of Hines’ securities from The Nasdaq Global Market. Hines plans to provide a response to the Nasdaq Listing Qualifications Panel (the “Panel”) with respect to this additional deficiency no later than July 20, 2007, consistent with instructions contained in the Staff Determination Letter. Despite Hines’ planned submission to Nasdaq, the Panel may determine not to continue listing Hines’ securities on The Nasdaq Global Market.

As disclosed in a Current Report on Form 8-K filed earlier today, James R. Tennant, a director and member of the audit committee of Hines, was appointed Chief Executive Officer and President of Hines on July 17, 2007 and thus is no longer considered independent under Nasdaq Marketplace Rule 4200. As a result, the Company is not in compliance with Nasdaq Marketplace Rule 4350(d)(2)(A), which requires that every Nasdaq-listed company have an audit committee of at least three members, all of whom are independent under Nasdaq Marketplace Rule 4200 and the independence tests under Rule 10A-3 under the Securities Exchange Act of 1934. On July 19, 2007, the Company notified the Nasdaq Stock Market that it was not in compliance with Nasdaq Marketplace Rule 4350(d)(2)(A).

Nasdaq Marketplace Rule 4350(d)(4)(B) allows a company to cure a deficiency in the number of audit committee members by the earlier of the next annual stockholders meeting or one year from the departure of the audit committee member, or if the next annual stockholders meeting occurs within 180 days of the event causing the vacancy, the issuer has 180 days from such event to regain compliance. The Company intends to regain compliance within the time periods specified by Rule 4350(d)(4)(B).

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on July 19, 2007 with respect to the matters discussed above, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this item of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Hines Horticulture, Inc. Press Release issued July 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HINES HORTICULTURE, INC.

Date: July 19, 2007	By:	/s/ Claudia M. Pieropan

Claudia M. Pieropan Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Hines Horticulture, Inc. Press Release issued July 19, 2007